Business Combination	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combination

3. Business Combination

Whitebox Security Ltd.

On July 15, 2015, Whitebox Security Ltd. was acquired in exchange for total consideration of approximately $16 million. The acquisition was funded by borrowings under the Company’s revolving loan facility and cash on hand.

Assets acquired, and liabilities assumed

The Company recorded the transaction using the acquisition method of accounting which requires that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date.

The values outlined below represent the Company’s estimates of fair value as of the acquisition date:

(In thousands)
Cash and cash equivalents	$458
Accounts receivable	423
Prepaid expenses and other assets	34
Deferred revenue contracts	162
Goodwill	10,485
Intangible assets	5,810

Total assets	$17,372

Accounts payable	$(91)
Accrued expenses	(250)
Deferred tax liability	(1,202)
Deferred revenue	(162)

Total liabilities	$(1,705)

Total consideration	$15,667

Total consideration, net of cash acquired	$15,209

The fair values of the assets acquired and liabilities assumed were determined using various valuation techniques. Cash and cash equivalents, prepaid expenses, deposits, accounts payable, accrued expenses, and other liabilities were valued using a historical cost basis as this basis approximates fair value. Accounts receivable and other receivables have been recorded on a historical net basis, which approximates the fair value. Deferred revenue has been recorded based on an estimate of the fair market value of the services to be provided in connection with the associated contracts.

Intangible assets—the following table summarizes the fair value estimates of the identifiable intangible assets and their estimated useful lives:

	Estimated fair value (In thousands)	Weighted average estimated useful life (In years)
Developed technology	$5,000	7
Non-competition agreements and related items	810	4.4

Total acquired intangible assets other than goodwill	$5,810

The intangible assets have been valued using variations of the income approach method which the Company determined were the most appropriate approach for the individual assets and which is considered a Level 3 valuation technique. Each of the intangible assets will be amortized over its estimated useful life.

Goodwill—The Company recognized approximately $10.5 million of goodwill in connection with the acquisition transaction, calculated as the excess of the consideration transferred over the net assets recognized. Goodwill represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. None of the goodwill recognized is expected to be deductible for income tax purposes.

Acquisition Costs—The Company incurred acquisition costs totaling approximately $452,000 associated with the acquisition of Whitebox Security Ltd.